Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 1 Third Quarter 2014 Earnings Presentation November 4, 2014

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 2 Forward-Looking and Other Information IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain financial projections and forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. FORWARD-LOOKING INFORMATION Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, demand for our products and services, anticipated cost savings, anticipated benefits from acquisitions or divestitures or new products or facilities, and projected results of operations. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-use segments, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (3) our ability to fulfill our substantial capital investment requirements; (4) variability in general economic conditions on a global or regional basis; (5) our ability to retain the services of certain members of our management; (6) our ability to enter into effective metal, natural gas and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (7) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (8) increases in the cost of raw materials and energy; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (12) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry segments we serve; (13) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing, or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (17) our ability to access the credit and capital markets; (18) the possibility that we may incur additional indebtedness in the future; (19) limitations on operating our business as a result of covenant restrictions under our indebtedness and our ability to pay amounts due under the Senior Notes; (20) the transactions contemplated by the purchase and sale agreement (including the possibility that the transactions may not close or that, if a transaction does close, Aleris may not realize the anticipated benefits from such transaction we entered into on October 17, 2014); and (21) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non- GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP performance measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs. These adjustments are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company. INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission.

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 3 Third Quarter Performance Overview  Sequential and YoY Adjusted EBITDA improvement of 28% and 22%, respectively  3Q14 Adjusted EBITDA of $83 million; Net income of $26 million  Higher volumes due to automotive, building and construction, and Nichols acquisition  Global aerospace volumes and margins negatively impacted by customer destocking  Improvement in metal spreads and scrap spreads  Aleris portfolio and business improvement transformation underway

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 4 3Q14 Volume Recap & Highlights Volume Change vs. 3Q13 Volume Drivers 1Includes Nichols volume of ~38 kT in Third quarter 2013, excluding this impact total volume increased by 55%. 2Excludes impact of idling production at Saginaw, MI facility; including this impact, RSAA volume decreased by 1% and Spec/Auto volume increased by 2%. RPNA 1 9% Distribution 1 5% - Prior year destocking Transportation 1 16% - Steady trailer builds B&C 1 13% - Housing recovery RPEU / Global Market Segments 3% Aerospace (11%) - Customer inventory overhang Automotive 36% - Premium auto builds; Aluminum penetration Heat Exchanger 15% - Share gain; rebound from cycle lows Plate & Sheet (4%) - Overcapacity; sluggish Europe economy Extrusions 10% - Improved Automotive demand RSAA 2 2% Spec / Automotive 2 7% - NA Auto builds Recycling (5%) - Scrap availability RSEU 3% Spec / Automotive 4% - Improved Automotive demand Recycling 2% - Weak 2013 shipments

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 5 Strategic Initiatives Update Nichols Acquisition Zhenjiang, China Rolling Mill  Improved building & construction volumes  Expected total cost synergies of ~$15M  Announced discontinuation of operations at Decatur, AL plant; network optimization  New $350M rolling mill  Attained Bombardier qualification in 3Q14  Expected aircraft shipments in 4Q14

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 6 North American Automotive Body Sheet Update  Announced $350M investment to add auto body sheet capabilities in Lewisport, KY  Positions Aleris to meet anticipated significant growth in North American auto demand  Aleris’ first site in NA equipped with aluminum auto body sheet finishing capabilities  Target first shipments of ABS materials to customers by early 2017  Leverages technology and operations expertise of Aleris’ Duffel, Belgium facility

Aleris Restricted & Confidential 7 North American Automotive Body Sheet Growth By 2025 Source: Ducker Worldwide 2014 • Vehicles with complete aluminum body structures to reach 18% (less than 1% today) • 7 out of 10 pickup trucks will be aluminum bodied • Use of aluminum sheet for vehicle bodies to increase to 4 billion lbs (vs. 200 million lbs) • 27% of body and closure parts for light vehicles will be made of aluminum • Aluminum hood penetration will reach 85%; doors will reach 46% Aluminum Growth by 2025

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 8 Scrap Environment Update NA Spec Alloy Metal Spreads RPNA Scrap Spreads  Improved customer and product mix  Decreased scrap exports  Scrap processing equip increasing flexibility  Spreads still below historical levels  Recent LME rise improved scrap spreads  Nichols acquisition benefits 0.6 0.7 0.8 0.9 1.0 1.1 1.2 Sep 13 Sep 14 Sep 12 9 Yr Avg Spread Spread Indexed to 9 Yr Avg $1.10 $0.30 $1.00 $0.90 $0.20 $0.15 $0.80 $0.10 $0.70 $0.25 $1.20 Sep 12 Sep 13 Sep 14 MLC Diff. to P1020 Ptd. Siding Diff. to P1020 P1020 (right axis)

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 9 Adjusted EBITDA Bridge 3Q14 vs. 3Q13 ($M) 3Q14 YTD vs. 3Q13 YTD 68 8 6 10 7 6 83 65 55 45 35 25 75 85 3Q14 Currency & Other 4 Productivity Inflation Margin/Scrap Spreads Price Volume/Mix 3Q13 210 17 28 21 207 220 60 180 140 100 20 Currency & Other Productivity Inflation Margin/Scrap Spreads Price Volume/Mix 3Q13 YTD 3Q14 YTD 11 1 3

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 10 RPNA* Volume (kT) Adjusted EBITDA ($M) 3Q14 Performance 3Q Adjusted EBITDA Bridge ($M) 371 396 372 446 91 142 2011 3Q14 3Q13 LTM 2013 2012 105 111 76 79 20 31 3Q14 3Q13 LTM 2013 2012 2011 Adj. EBITDA / ton 283 281 205 177 221 219  Improved demand in B&C and transportation industries  Volume increase from Nichols acquisition; unfavorable mix  Improved scrap spreads due to higher LME and Nichols acquisition  Pricing pressures caused by high MWP and competitive imports 20 9 3 3 31 0 5 10 15 20 25 30 35 3Q14 Productivity Inflation Price / Spreads 2 Volume / Mix 3Q13 *Nichols results included from the date of acquisition

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 11 RPEU Volume (kT) Adjusted EBITDA ($M) 3Q14 Performance 3Q Adjusted EBITDA Bridge ($M) 314 299 345 339 85 87 3Q14 3Q13 LTM 2013 2012 2011 33 34 4 0 5 10 15 20 25 30 35 3Q14 Currency & Translation Productivity 2 Inflation 2 Price / Margin 2 Volume/Mix 1 3Q13 152 137 115 104 33 34 3Q14 LTM 3Q13 2013 2012 2011 Adj. EBITDA / ton 482 457 334 307 386 393  Strong volume growth in Automotive  Aerospace impacted by customer destocking  Sheet volumes lagging from prior quarter ops issues  Pricing pressures from overcapacity lowered margins  Favorable currency impact

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 12 Extrusions Volume (kT) Adjusted EBITDA ($M) 3Q14 Performance 3Q Adjusted EBITDA Bridge ($M) 8 14 11 8 4 2 3Q14 3Q13 LTM 2013 2012 2011 Adj. EBITDA / ton 104 202 159 106 249 122  Improved automotive demand  Unfavorable mix of products sold  Pricing pressures 76 68 69 73 17 19 3Q14 3Q13 LTM 2013 2012 2011 4 1 1 1 1 2 4 0 2 3Q14 Productivity Inflation Price Volume / Mix 3Q13

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 13 RSAA Volume (kT) Adjusted EBITDA ($M) 3Q14 Performance 3Q Adjusted EBITDA Bridge ($M) 895 868 857 831 216 213 3Q14 3Q13 LTM 2013 2012 2011 16 2 20 1 5 6 8 10 12 14 16 18 20 22 3Q14 Productivity Inflation Margin/Scrap spreads 3Q13 81 54 54 61 2016 2011 3Q14 3Q13 LTM 2013 2012 Adj. EBITDA / ton 90 62 63 73 73 93  Improvement in year-over-year metal spreads  Inflation partly offset by productivity

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 14 RSEU Volume (kT) Adjusted EBITDA ($M) 3Q14 Performance 3Q Adjusted EBITDA Bridge ($M) 387 385 364 373 90 93 3Q14 3Q13 LTM 2013 2012 2011 4 1 5 0 2 4 6 3Q14 Volume/Mix 3Q13 35 19 14 19 54 3Q13 LTM 2013 2012 2011 3Q14 Adj. EBITDA / ton 91 50 39 52 41 57  Improved volumes and mix  Productivity offset inflation

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 15 Cash Flow & LTM Working Capital Progression Net Cash Flow LTM Total Working Capital* 61 60 65 64 50 55 60 65 11 12 13 14 15 16 17 18 2012 % o f S a le s Da y s 3Q14 17.4% 2013 17.7% 16.5% 2011 16.8% 3Q13 3Q14 Cash From Operating Activities $33 ($29) Capital Expenditures (41) (31) Other - 5 Net Cash Before Financing ($8) ($55) ABL / Other 1 44 Net Cash Flow After Financing ($7) ($11) *Nichols results included from the date of acquisition

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 16 Capital & Liquidity Overview Capital Expenditures Summary Liquidity Summary – 9/30/2014 Capital Structure 92 112 103 100 89 113 278 135 85 24 20 $109 3QYTD14 2011 3Q14 2013 2014E $238 $205 $390 $185 2012 Maintenance Growth Actual Cash $38 Availability under ABL facility 352 Liquidity $390 6/30/14 9/30/14 Cash $52 $38 ABL 171 208 Notes* 1,000 1,000 China Loan Facility* 204 212 Other* 62 63 Net Debt $1,385 $1,445 Net Debt / Adj EBITDA 6.4x 6.2x Net Recourse Debt / Adj EBITDA 5.4x 5.3x *Amounts exclude applicable discounts. 6 $31

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 17  Year-over-year performance improvement expected  Demand for auto body sheet expected to continue to increase  Improved building and construction volumes  Aerospace sales mix and margin pressures  Competitive imports negatively impacting distribution margins  Improved scrap flow and spreads 4Q14 Outlook

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 18 Recycling and Specification Alloys Divesture  April 2014 – formally evaluating sale of businesses  October 2014 – signed a definitive agreement to sell businesses  Sale includes 18 sites in North America and 6 sites in Europe  Sites offer a wide range of metal recycling services and specification alloy products  Assets sold for aggregate of $525 million in cash and preferred stock

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 19 Aleris Transformation Underway  Singular focus on rolled products  Divesture follows critical steps to strengthen rolled products – Establishment of world-class automotive facility in Duffel, Belgium – Construction of a new state-of-the-art aerospace plate mill in China – Acquisition of Nichols aluminum – Announcement to expand capabilities to serve North American auto industry  Proceeds from divesture used to: – Strengthen balance sheet – Enhance liquidity – Maximize flexibility within our capital structure  Stronger, more focused, and flexible to concentrate on highest potential growth within rolled products

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 20 Appendix

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 21 3Q 2014 Adjusted EBITDA Reconciliation September 30, 2014 September 30, 2013 Adjusted EBITDA 82.7$ 67.6$ Unrealized gains (losses) on derivative financial instruments 15.9 (3.2) Impact of recording inventory at fair value through purchase accounting (2.5) - Restructuring charges (1.9) (1.0) Unallocated currency exchange gains (losses) on debt 6.9 (1.1) Stock-based compensation expense (2.8) (5.8) Start-up expenses (3.8) (7.6) Favorable metal price lag 2.5 5.1 Other (3.6) (2.4) EBITDA 93.4 51.6 Interest expense, net (27.5) (26.2) Provision for income taxes 2.1 (1.3) Depreciation and amortization (41.5) (31.4) Net income (loss) attributable to Aleris Corporation 26.5 (7.3) Net income attributable to noncontrolling interest 0.2 0.2 Net income (loss) 26.7 (7.1) Depreciation and amortization 41.5 31.4 Provision for deferred income taxes (6.5) (0.8) Stock-based compensation expense 2.8 5.8 Unrealized (gains) losses on derivative financial instruments (15.9) 3.2 Currency exchange (gains) losses on debt (7.0) 2.8 Amortization of debt issuance costs 1.9 1.9 Other (0.9) (2.6) Change in operating assets and liabilities: Change in accounts receivable (44.2) 44.0 Change in inventories (52.8) (7.6) Change in other assets (3.2) 2.1 Change in accounts payable 20.1 (24.8) Change in accrued liabilities 8.2 (14.8) Net cash (used) provided by operating activities (29.3)$ 33.5$ (in millions) For the three months ended

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 22 3QYTD 2014 Adjusted EBITDA Reconciliation September 30, 2014 September 30, 2013 Adjusted EBITDA 206.7$ 210.1$ Unrealized gains (losses) on derivative financial instruments 7.4 (2.9) Impact of recording inventory at fair value through purchase accounting (5.6) 0.1 Restructuring charges (4.6) (11.4) Unallocated currency exchange gains (losses) on debt 7.2 (1.3) Stock-based compensation expense (11.0) (11.2) Start-up expenses (19.2) (31.0) Favorable metal price lag 27.4 18.0 Other (14.7) (4.4) EBITDA 193.6 166.0 Interest expense, net (80.8) (71.8) Provision for income taxes (9.2) (9.0) Depreciation and amortization (112.2) (93.3) Net income (loss) attributable to Aleris Corporation (8.6) (8.1) Net income attributable to noncontrolling interest 0.9 0.8 Net income (loss) (7.7) (7.3) Depreciation and amortization 112.2 93.3 Provision for deferred income taxes (4.2) 1.1 Stock-based compensation expense 11.0 11.2 Unrealized (gains) losses on derivative financial instruments (7.4) 2.9 Currency exchange (gains) losses on debt (7.1) 2.4 Amortization of debt issuance costs 5.8 5.8 Other 2.6 (3.2) Change in operating assets and liabilities: Change in accounts receivable (148.8) (68.1) Change in inventories (109.5) (31.9) Change in other assets (2.7) (12.9) Change in accounts payable 109.3 28.2 Change in accrued liabilities 9.8 (38.8) Net cash (used) provided by operating activities (36.7)$ (17.3)$ For the nine months ended (in millions)

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 23 3Q14 & 3Q13 Adjusted EBITDA Reconciliation by Segment September 30, 2014 September 30, 2013 RPNA Segment income 26.4$ 21.5$ Impact of recording amounts at fair value through purchase accounting 2.5 - Favorable metal price lag 2.1 (1.2) Segment Adjusted EBITDA (1) 31.0$ 20.4$ RPEU Segment income 38.1$ 37.1$ Impact of recording amounts at fair value through purchase accounting - - Favorable metal price lag (4.0) (4.0) Segment Adjusted EBITDA (1) 34.2$ 33.1$ Extrusions Segment income 2.9$ 4.3$ Favorable metal price lag (0.6) - Segment Adjusted EBITDA 2.3$ 4.3$ RSAA Segment income 20.0$ 15.7$ Segment Adjusted EBITDA (2) 20.0 15.7 RSEU Segm nt income 5.3$ 3.7$ Segment Adjusted EBITDA (2) 5.3 3.7 (1) Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table. (2) There was no difference between segment income and segment Adjusted EBITDA for this segment. For the three months ended

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 24 2011 – 3Q14 LTM Adjusted EBITDA Reconciliation by Segment LTM Sep 30, 2014 2013 2012 2011 RPNA Segment income 80.0$ 81.8$ 117.6$ 111.1$ Impact of recording amounts at fair value through fresh-start and purchase accounting 6 - - - Favorable metal price lag (6.8) (5.6) (6.4) (6.2) Segment Adjusted EBITDA (1) 78.7$ 76.2$ 111.1$ 104.9$ RPEU Segment income 127.8$ 132.1$ 144.6$ 157.6$ Impact of recording amounts at fair value through fresh-start and purchase accounting - (0.1) (0.8) 3.8 Favorable metal price lag (23.5) (16.6) (7.1) (9.9) Segment Adjusted EBITDA 104.2$ 115.3$ 136.7$ 151.5$ Extrusions Segment (loss) income 9.6$ 11.7$ 16.4$ 10.9$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - (0.1) (0.3) Unfavorable (favorable) metal price lag (1.9) (0.7) (2.6) (2.7) Segment Adjusted EBITDA (1) 7.7$ 11.0$ 13.8$ 7.9$ RSAA Segment income 61.1$ 54.0$ 53.6$ 80.9$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - - - Segment Adjusted EBITDA 61.1$ 54.0$ 53.6$ 80.9$ RSEU Segment income 19.4$ 14.3$ 19.4$ 35.3$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - - - Segment Adjusted EBITDA 19.4$ 14.3$ 19.4$ 35.3$ (1) Amounts may not foot as they represent the ca lculated totals based on actual amounts and not the rounded amounts presented in this table. (in millions) For the years ended December 31,